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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D. C.


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported):     February 8, 1994
                                                       -----------------------

                          MORRISON KNUDSEN CORPORATION
- -------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



       I-8889                                     82-0393735
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(Commission File Number)             (I.R.S. Employer Identification No.)


       Morrison Knudsen Plaza, Boise, Idaho                    83729
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     (Address of Principal Executive Offices)               (Zip Code)


                                 (208) 386-5000
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER MATERIAL IMPORTANT EVENTS.

     On February 8, 1994, the Board of Directors elected Zbigniew Brzezinski as a Director of the Company, which was announced on February 9, 1994 in a press release which is attached hereto as Exhibit 1.

     Also, on February 8, 1994, Stephen G. Hanks was elected Executive Vice President - Finanace and Administration of the Company, which was announced on February 9, 1994 in a press release which is attached hereto as Exhibit 2.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MORRISON KNUDSEN CORPORATION
                                        (Registrant)


                                            /s/ Stephen G. Hanks
February 10, 1994                       By:________________________________
                                           Stephen G. Hanks
                                           Executive Vice President - Finance
                                           and Administration